                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 2, 1997



                        ARRIS PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                     0-22788                  22-2969941
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)


                                 180 Kimball Way
                          South San Francisco, CA 94080
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 829-1000



                         385 Oyster Point Blvd., Suite 3
                  South San Francisco, CA 94080 (Former name or
                ------------------------------------------------
                 (former address, if changed since last report)




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ITEM 5.   OTHER EVENTS.

        This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability to complete the merger transaction involving Arris Pharmaceutical Corporation, a Delaware corporation ("Arris"), and Sequana Therapeutics, Inc., a California corporation ("Sequana"), as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the merger. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Arris and risks arising when investing in Arris, investors are directed to Arris' most recent report on Form 10-K as filed with the Securities and Exchange Commission (the "SEC").

        On November 2, 1997 Arris entered into an Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement") by and among Arris, Beagle Acquisition Sub, Inc., a California corporation and a wholly-owned subsidiary of Arris ("Merger Sub") and Sequana. The description contained in this Item 5 of the transactions contemplated by the Reorganization Agreement is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which has been filed as Exhibit 5.1 (incorporated by reference to Exhibit 4.1 to the Schedule 13D filed by Arris on November 12, 1997 (the "13D")).

        The Reorganization Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including the approval and adoption of the Reorganization Agreement by the requisite vote of Sequana's shareholders and the approval of the issuance of common stock of Arris ("Arris Common Stock") and a related amendment to the Arris Certificate of Incorporation in connection with the transactions by the requisite vote of Arris' stockholders, Merger Sub would be merged into Sequana. As a result of the merger of Merger Sub into Sequana (the "Merger"), Sequana would become a wholly-owned subsidiary of Arris. Under the terms of the Reorganization Agreement, each outstanding share of the common stock of Sequana (the "Sequana Common Stock") would be converted into 1.35 shares of Arris Common Stock. In addition, each option for Sequana Common Stock will become fully exercisable and then terminate after a period of time as set forth in Section 5.5 of the Reorganization Agreement. Arris will grant new options exercisable for Arris Common Stock to employees of Sequana commensurate with option grants to newly hired employees at similar grade levels. The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a purchase.

        On November 3, 1997 Arris issued a press release relating to the execution of the Reorganization Agreement. A copy of the press release is attached hereto as Exhibit 5.2.

        In connection with the execution of the Reorganization Agreement, each of Sequoia Capital VI, Sequoia Technology Partners VI, Sequoia XXIII, Sequoia XXIV, Carlyle - Sequana Investors II, L.P., Carlyle - Sequana Investors, LLC, Kevin J. Kinsella, individually and as trustee for certain trusts, and New Enterprise Associates VI, who collectively beneficially own approximately 19.57% of the outstanding shares of Sequana Common Stock as of October 30,




                                       2.

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1997, entered into voting agreements with Arris (the "Voting Agreements")
pursuant to which such person agreed to vote his or its shares in favor of the Merger. The description contained in this Item 5 of the transactions contemplated by the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreements, a form of which has been filed as
Exhibit 5.3 (incorporated by reference to Exhibit 4.2 to the 13D).

        A registration statement relating to the Arris Common Stock to be issued in connection with the Merger has not yet been filed with the SEC, nor has a proxy statement relating to a vote of Sequana's shareholders on the Merger and a vote of Arris' stockholders on the issuance of Arris Common Stock been filed with the SEC. The Arris Common Stock may not be offered, nor may offers to acquire such stock be accepted, prior to the time such a registration statement becomes effective. This Report shall not constitute an offer to sell or the solicitation of an offer to buy any Arris Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits

Exhibit No.      Description
-----------      -----------
5.1              Agreement and Plan of Merger and Reorganization dated as of November
                 2, 1997, by and among Arris Pharmaceutical Corporation, a Delaware corporation, Beagle Acquisition Sub, Inc., a California corporation and a wholly-owned subsidiary of Arris, and Sequana Therapeutics, Inc., a
                 California corporation.

                 Incorporated by reference to Exhibit 4.1 to the Schedule 13D filed by Arris on November 12, 1997.

5.2              Press Release dated November 3, 1997 relating to the execution of the
                 Reorganization Agreement.

5.3 Form of Voting Agreement dated as of November 2, 1997, a substantially similar version of which has been executed by and between Arris Pharmaceutical Corporation, a Delaware corporation, and each of Sequoia Capital VI, Sequoia Technology
                 Partners VI, Sequoia XXIII, Sequoia XXIV, Carlyle - Sequana
                 Investors II, L.P., Carlyle - Sequana Investors, LLC, Kevin J.
                 Kinsella, individually and as trustee for certain trusts, and New Enterprise Associates VI.

                 Incorporated by reference to Exhibit 4.2 to the Schedule 13D filed by Arris on November 12, 1997.






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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       ARRIS PHARMACEUTICAL CORPORATION



Dated:  November 11, 1997              By:    /s/ Frederick J. Ruegsegger
                                              ----------------------------------

                                       Name:  Frederick J. Ruegsegger
                                              ----------------------------------

                                       Title: Vice President and
                                              Chief Financial Officer
                                              ----------------------------------






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                                  EXHIBIT INDEX



---------------------------------------------------------------------------------------------------
                                                                                 SEQUENTIALLY
  EXHIBIT                                                                          NUMBERED
    NO.                                DESCRIPTION                                   PAGE
---------------------------------------------------------------------------------------------------
    5.1       Agreement and Plan of Merger and Reorganization dated as of
              November 2, 1997, by and among Arris Pharmaceutical Corporation, a
              Delaware corporation, Beagle Acquisition Sub, Inc., a California corporation and a wholly-owned subsidiary of Arris, and Sequana
              Therapeutics, Inc., a California corporation.

              Incorporated by reference to Exhibit 4.1 to the Schedule 13D filed by Arris on November 12, 1997.
---------------------------------------------------------------------------------------------------
    5.2       Press Release dated November 3, 1997 relating to the execution of the Reorganization Agreement.
---------------------------------------------------------------------------------------------------
    5.3       Form of Voting Agreement dated as of November 2,
              1997, a substantially similar version of which has been
              executed by and between Arris Pharmaceutical
              Corporation, a Delaware corporation, and each of Sequoia
              Capital VI, Sequoia Technology Partners VI, Sequoia
              XXIII, Sequoia XXIV, Carlyle - Sequana Investors II,
              L.P., Carlyle - Sequana Investors, LLC, Kevin J.
              Kinsella, individually and as trustee for certain trusts, and
              New Enterprise Associates VI.

              Incorporated by reference to Exhibit 4.2 to the Schedule 13D filed by Arris on November 12, 1997.
---------------------------------------------------------------------------------------------------






                                       5.